UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2017 (February 27, 2017)

TECH DATA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)
5350 Tech Data Drive
Clearwater, Florida, 33760
(Address of principal executive offices)
727-539-7429
(Registrant’s telephone number)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

On February 27, 2017, Tech Data Corporation ("Tech Data"), pursuant to the Interest Purchase Agreement by and between Tech Data and Avnet Inc. ("Avnet"), acquired all the shares of AVT Technology Solutions LLC and TS DivestCo B.V., which together hold all assets and liabilities primarily relating to the technology solutions business of Avnet (the “Acquired Business”).

This Amendment No. 1 on Form 8-K/A is being filed by Tech Data to amend the Current Report on Form 8-K filed on February 27, 2017 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited combined balance sheets of the Acquired Business as of July 2, 2016 and June 27, 2015, and the related audited combined statements of operations, comprehensive income, changes in net parent investment and cash flows for each of the years ended July 2, 2016, June 27, 2015 and June 28, 2014, and the notes related thereto, were filed as Exhibit 99.1 to the current report on Form 8-K filed by Tech Data on January 17, 2017 and are incorporated herein by reference.
The unaudited condensed combined balance sheets of the Acquired Business as of December 31, 2016 and July 2, 2016, and the related unaudited condensed combined statements of operations, comprehensive income and cash flows for each of the six months ended December 31, 2016 and January 2, 2016 and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b)	Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of January 31, 2017, the unaudited pro forma condensed combined statement of income for the year ended January 31, 2017 and the notes related thereto are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1
The audited combined balance sheets of the Acquired Business as of July 2, 2016 and June 27, 2015, and the related audited combined statements of operations, comprehensive income, changes in net parent investment and cash flows for each of the years ended July 2, 2016, June 27, 2015 and June 28, 2014 and the notes related thereto (Incorporated by reference to the Exhibit 99.1 included in Tech Data's Form 8-K dated January 17, 2017, File No. 0-14625).

99.2
The unaudited condensed combined balance sheets of the Acquired Business as of December 31, 2016 and July 2, 2016, and the related unaudited condensed combined statements of operations, comprehensive income and cash flows for each of the six months ended December 31, 2016 and January 2, 2016 and the notes related thereto.

99.3
The unaudited pro forma condensed combined balance sheet as of January 31, 2017, the unaudited pro forma condensed combined statement of income for the year ended January 31, 2017 and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Data Corporation
(Registrant)

Date: May 11, 2017	/s/ Charles V. Dannewitz
Charles V. Dannewitz
Executive Vice President,
Chief Financial Officer